UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Dollar General Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V36866-P01954 DOLLAR GENERAL CORPORATION ATTN: INVESTOR RELATIONS 100 MISSION RIDGE GOODLETTSVILLE, TN 37072 DOLLAR GENERAL CORPORATION 2024 Annual Meeting Vote before the Meeting by May 28, 2024 11:59 PM ET at www.proxyvote.com Vote in Person at the Meeting* May 29, 2024 9:00 A.M. Central Time Dollar General Corporation Turner One Building, 100 Mission Ridge Goodlettsville, Tennessee Directions to attend the Meeting are posted on https://investor.dollargeneral.com. Get informed before you vote We encourage you to access and review the Notice and Proxy Statement and Annual Report online at www.proxyvote.com before voting. You also can request a free paper or email copy of the materials for the Meeting, including a proxy card, and/or future shareholder meetings by: (1) visiting www.proxyvote.com, (2) calling 1-800-579-1639 or (3) sending an email to sendmaterial@proxyvote.com, in each case prior to May 15, 2024. If sending an email, please include the control number (indicated below) in the subject line. Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. Unless requested, you will not otherwise receive a paper or email copy. You will need the control number in the box below to view the Meeting materials, vote, or request a paper or email copy of the materials. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 29, 2024. You invested in DOLLAR GENERAL CORPORATION, and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V36867-P01954 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. Please follow the instructions on the reverse side to access these materials and vote on these important matters. 1. Election of Directors Nominees: 1a. Warren F. Bryant For 1b. Michael M. Calbert For 1c. Ana M. Chadwick For 1d. Patricia D. Fili-Krushel For 1e. Timothy I. McGuire For 1f. David P. Rowland For 1g. Debra A. Sandler For 1h. Ralph E. Santana For 1i. Todd J. Vasos For 2. To approve, on an advisory (non-binding) basis, the resolution regarding the compensation of Dollar General Corporation’s named executive officers as disclosed in the proxy statement. For 3. To ratify the appointment of Ernst & Young LLP as Dollar General Corporation’s independent registered public accounting firm for fiscal 2024. For 4. To vote on a shareholder proposal to improve clawback policy for unearned executive pay. Against In the discretion of the proxies named in the proxy card, such other business as may properly come before the meeting or any adjournment(s) thereof.